VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Corporate Debt Fund

Voya Emerging Markets Hard Currency Debt Fund

Voya Emerging Markets Local Currency Debt Fund

Voya Investment Grade Credit Fund

Voya Securitized Credit Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated September 30, 2019

to the Funds’ current Statement of Additional Information

dated July 31, 2019

(the “SAI”)

On September 12, 2019, the Funds’ Board of Trustees approved changes to the Voya funds’ policy with respect to the Fund’s disclosure of portfolio holdings.

Effective September 30, 2019, the Funds’ SAI is revised as follows:

1.	The second and third paragraphs of the section entitled “Disclosure of Each Fund’s Portfolio Securities” is deleted and replaced with the following:

In addition, each Fund posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 15th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.

2.	The fifth paragraph of the section entitled “Disclosure of Each Fund’s Portfolio Securities” is deleted and replaced with the following:

Each Fund also compiles a list of its ten largest (“Top Ten”) holdings and/or its Top Ten largest issuers. This information is made available on Voya’s website on the 10th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The Top Ten holdings and/or issuer information shall be as of the last day of the previous calendar month.

PLEASE RETAIN SUPPLEMENT FOR FUTURE REFERENCE